SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 3, 2006

Date of Report

March 30, 2006

(Date of earliest event reported)

DOLPHIN PRODUCTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50164	87-0618756
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

Unit 3, 25/F., Global Gateway,  98 Wang Lung Street, Tsuen Wan, Hong Kong

(Address of principal executive offices, including zip code)

011-8522-827-6288

(Registrant’s telephone number, including area code)

2068 Haun Avenue, Salt Lake City, Utah 84121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01  Completion of Acquisition or Disposition of Assets

On March 30, 2006, pursuant to an Agreement and Plan of Reorganization dated March 15, 2006 by and among Dolphin Productions, Inc., a Nevada corporation (the “Company”) and Innocom Technology Holdings Limited a British Virgin Islands corporation (“Innocom”) and certain shareholders of Innocom, the Company acquired 100% of Innocom’s issued and outstanding common stock making Innocom a wholly owned subsidiary of the Company.  As a result, the Company, which previously had no material operations has acquired the business of Innocom.

The Reorganization resulted in a change of control of the Company with the former securityholders of Innocom owning approximately 97.6% of the Company’s outstanding common stock.  In connection with the Reorganization, the Company issued 32,162,500 shares of its common stock to holders of common stock of Innocom.

The Agreement and Plan of Reorganization was determined through negotiations between the Company and Innocom.  Prior to the Reorganization, there were no material relationships between the Company and Innocom or any of their respective affiliates, directors or officers or any associates of such officers or directors.

The Agreement and Plan of Reorganization was filed with the Securities and Exchange Commission as an exhibit to Form 8-K Current Report on March 20, 2006, and is incorporated herein by reference.

In connection with the consummation of the Reorganization, we changed the address of the principal executive offices of the Company to Unit 3, 25/F., Global Gateway,  98 Wang Lung Street, Tsuen Wan, Hong Kong.  Our new telephones number is 011-8522-827-6288.

The remainder of this Item 2.01, “we” or “us” and similar terms refers to Dolphin Productions, Inc. after the Reorganization which resulted in Innocom Technology Holdings Limited becoming a wholly owned subsidiary of Dolphin Productions, Inc.

Our Business

We are a leading mobile communication technology company in China.  We have two principal business lines; mobile phone handset design and trading of mobile phone handsets and components.  We provide customized mobile phone design services to licensed manufacturers in China.  Our services include hardware system design based on chipsets such as integrated circuits sourced from external suppliers, application software design and mobile phone handset casing design. In addition to design services, we provide sourcing of mobile phone handsets and components for customers on a wholesale basis.

We currently have two major revenue streams.  Revenues are derived from providing total mobile phone handset design solutions to a client.  This revenue stream is negotiated on a project by project basis.  We also earn royalty fees when a client begins commercial production of handsets we have designed.  The royalty is levied on either each printed circuit board shipped or charged on a lump sum basis.

In China, manufacturing of mobile phone handsets is a regulated industry with 42 licensed manufacturers of mobile handsets as of December 31, 2004.  In order to lower cost and launch new models in a timely manner for competition, major licensed manufacturers will outsource the design of new precuts to independent design houses.  They may or may not outsource the manufacturing process to electronic manufacturing services (“EMS”) providers.  The licensed manufacturers then sell the final products under their own brand name in the Chinese retail market.  Our clients are the licensed mobile handset manufacturers.

We plan to expand our existing mobile phone handset design services by increasing our number of staff in the product development department; work with existing customers to launch mobile phone handsets on our design platform to generate royalty income; cooperate with telecom operators in specifically designed mobile phone handsets for launch in the market; and expand our coverage to work with first and second tier licensed mobile phone manufacturers in China.  We also plan to expand the sourcing of mobile phone handsets and components in both China and the overseas markets.

Competition

Competition in the mobile handset design market is keen and fragmented.  We face competition mainly from other independent mobile handset design houses in China, including Beijing Techfaith, Longcheer Holdings and Shanghai Simcom.

We compete with these companies by striving to provide higher quality services in the following aspects:

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Ability to help customers identify and/or forecast the trend of mobile handsets.

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Technological capacity.

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Comprehensive and total solution services.

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Ability to rapidly complete a design.

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Cost effectiveness.

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Product quality and reliability in both hardware and software functionality.

Suppliers

Key technologies.  The key technologies we adopt for mobile handset design are from third-party licensors.  These licenses are typically non-exclusive under royalty-accruing or paid-up contract basis.

Components and mobile handsets.  We rely on third party suppliers for manufacturing the modules and components as well as complete handsets.

There are many manufacturers of mobile handsets and components in China.  We believe we will be able to find substitutes within a short period of time in case any of its current suppliers fails to perform.

Research and Development

We have a strong R & D team with expertise in both the hardware and software design for mobile handsets:

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Hardware design.  We are capable of developing new mobile handsets on different modules and chips platforms.

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Software design.  We are capable of designing software for various application layers, including exchange function for man-machine interface (MMI), drivers for LCD display, camera, polyphonic ringing tones, MP3, MMS, WAP and e-mail.

Customers

Our customers include major mobile handset brand owners in China, such as TCL, CECT, Cosun Communications, Panda Communications and Zhejiang Holley Communication Group Co., Ltd.

We generate our revenue from three main sources:

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Design fees.

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Royalty charged for each unit of mobile handset the customers produce based on the volume of production.

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Sale of complete mobile handsets.

Facilities

We do not own any land and building. We currently rent a 1300 square meters office in Beijing, the PRC for our research and development, production and marketing of mobile phone handsets.

Employees

We currently have 83 employees, including 40 in research and development, 11 in sales and marketing, 13 in administration and management, and 19 in technical support and others.

RISK FACTORS

Set forth below is a description of factors that may affect our business, results of operations and share price from time to time.

Our sales and profitability depend on the continued growth of the mobile communications industry as well as the growth of the new market segments within that industry in which we have recently invested. If the mobile communications industry does not grow as we expect, or if the new market segments on which we have chosen to focus and in which we have recently invested grow less than expected, or if new faster-growing market segments emerge in which we have not invested, our sales and profitability may be adversely affected.

Our business depends on continued growth in mobile communications in terms of the number of existing mobile subscribers who upgrade or simply replace their existing mobile devices, the number of new subscribers and increased usage. As well, our sales and profitability are affected by the extent to which there is increasing demand for, and development of, value-added services, leading to opportunities for us to successfully market mobile devices that feature these services. These developments in our industry are to a certain extent outside of our control. For example, we are dependent on operators in highly penetrated markets to successfully introduce services that cause a substantial increase in usage of voice and data. Further, in order to support a continued increase in mobile subscribers in certain low-penetration markets, we are dependent on operators to increase their sales volumes of lower-cost mobile devices and to offer affordable tariffs. If operators are not successful in their attempts to increase subscriber numbers, stimulate increased usage or drive replacement sales, our business and results of operations could be materially adversely affected.

Our industry continues to undergo significant changes. First, the mobile communications, information technology, media and consumer electronics industries are converging in some areas into one broader industry leading to the creation of new mobile devices, services and ways to use mobile devices. Second, while participants in the mobile communications industry once provided complete products and solutions, industry players are increasingly providing specific hardware and software layers for products and solutions. As a result of these changes, new market segments within our industry have begun to emerge and we have made significant investments in new business opportunities in certain of these market segments, such as smartphones, imaging, games, music and enterprise mobility infrastructure. However, a number of the new market segments in the mobile communications industry are still in early states of their development, and it may be difficult for us to accurately predict which new market segments are the most advantageous for us to focus on. As a result, if the segments on which we have chosen to focus grow less than expected, we may not receive a return on our investment as soon as we expect, or at all. We may also forego growth opportunities in new market segments of the mobile communications industry on which we do not focus.

Our results of operations, particularly our profitability, may be adversely affected if we do not successfully manage price erosion related to our products.

In the future, if, for competitive reasons, we need to lower the selling prices of certain of our products and if we cannot lower our costs at the same rate or faster, this may have a material adverse effect on our business and results of operations, particularly our profitability. To mitigate the impact of mix shifts on our profitability, we implement product segmentation with the aim of designing appropriate features with an appropriate cost basis for each customer segment. Likewise, we endeavor to mitigate the impact on our profitability of price erosion of certain features and functionalities by seeking to correctly time the introduction of new products, in order to align such introductions with declines in the prices of relevant components. We cannot predict with any certainty whether or to what extent we may need to lower prices for competitive reasons again and how successful we will be in aligning our cost basis to the pricing at any given point in time. Price erosion is a normal characteristic of the mobile devices industry, and the products and solutions offered by us are also subject to natural price erosion over time. If we cannot reduce our costs at the same rate, our business may be materially adversely affected. Although we may take actions to mitigate price erosion, such as strengthening the Company brand in order to support a price premium over certain of our competitors, there can be no assurance that we will be successful in this regard.

We must develop or otherwise acquire complex, evolving technologies to use in our business. If we fail to develop these technologies or to successfully commercialize them as new advanced products and solutions that meet customer demand, or fail to do so on a timely basis, it may have a material adverse effect on our business, our ability to meet our targets and our results of operations.

In order to succeed in our markets, we believe that we must develop or otherwise acquire complex, evolving technologies to use in our business. However, the development and use of new technologies, applications and technology platforms for our mobile devices involves time, substantial costs and risks both within and outside of our control. This is true whether we develop these technologies internally, by acquiring or investing in other companies or through collaboration with third parties.

The technologies, functionalities and features on which we choose to focus may not achieve as broad or timely customer acceptance as we expect. This may result from numerous factors including the availability of more attractive alternatives or a lack of sufficient compatibility with other existing technologies, products and solutions. Additionally, even if we do select the technologies, functionalities and features that customers ultimately want, we or the companies that work with us may not be able to bring them to the market at the right time.

Furthermore, as a result of ongoing technological developments, our products and solutions are increasingly used together with components or layers that have been developed by third parties, whether or not the Company has authorized their use with our products and solutions. However, such components, such as batteries, or layers, such as software applications, may not be compatible with our products and solutions and may not meet our and our customers' quality, safety or other standards. As well, certain components or layers that may be used with our products may enable our products and solutions to be used for objectionable purposes, such as to transfer content that might be hateful or derogatory. The use of our products and solutions with incompatible or otherwise substandard components or layers, or for purposes that are inappropriate, is largely outside of our control and could harm the Company brand.

We need to understand the different markets in which we operate and meet the needs of our customers, which include mobile network operators, distributors, independent retailers and enterprise customers. We need to have a competitive product portfolio, and to work together with our operator customers to address their needs. Our failure to identify key market trends and to respond timely and successfully to the needs of our customers may have a material adverse impact on our market share, business and results of operations.

We serve a diverse range of customers, ranging from mobile network operators, distributors, independent retailers to enterprise customers, across a variety of markets. In many of these markets, the mobile communications industry is at different stages of development, and many of these markets have different characteristics and dynamics, for example, in terms of mobile penetration rates and technology, feature and pricing preferences. Establishing and maintaining good relationships with our customers and understanding trends and needs in their markets require us to constantly obtain and evaluate a complex array of feedback and other data. We must do this efficiently in order to be able to identify key market trends and address our customers' needs proactively and in a timely manner. If we fail to analyze correctly and respond timely and appropriately to customer feedback and other data, our business may be materially adversely affected.

Certain mobile network operators require mobile devices to be customized to their specifications, by requesting certain preferred features, functionalities or design, together with co-branding with the network operator's brand. We believe that customization is an important element in gaining increased operator customer satisfaction and we are working together with operators on product planning as well as accelerating product hardware and software customization programs. These developments may result in new challenges as we provide customized products, such as the need for us to produce mobile devices in smaller lot sizes, which can impede our economies of scale, or the potential for the erosion of the Company brand, which we consider to be one of our key competitive advantages.

In order to meet our customers' needs, we need to introduce new devices on a timely basis and maintain a competitive product portfolio. For the Company, a competitive product portfolio means a broad and balanced offering of commercially appealing mobile devices with attractive features, functionality and design for all major user segments and price points. If we do not achieve a competitive portfolio, we believe that we will be at a competitive disadvantage, which may lead to lower revenue and lower profits.

The competitiveness of our portfolio is also influenced by the value of the Company brand. A number of factors, including actual or even alleged defects in our products and solutions, may have a negative effect on our reputation and erode the value of the Company brand.

Competition in our industry is intense. Our failure to respond successfully to changes in the competitive landscape may have a material adverse impact on our business and results of operations.

The markets for our products and solutions are intensely competitive. Industry participants compete with each other mainly on the basis of the breadth and depth of their product portfolios, price, operational and manufacturing efficiency, technical performance, product features, quality, customer support and brand recognition. We are facing increased competition from both our traditional competitors in the mobile communications industry as well as a number of new competitors, particularly from countries where production costs tend to be lower. Some of these competitors have used, and we expect will continue to use, more aggressive pricing strategies, different design approaches and alternative technologies than ours. In addition, some competitors have chosen a strategy of focusing on productization based on commercially available technologies and components, which may enable them to introduce products faster and with lower levels of research and development spending than the Company.

As a result of developments in our industry, we also expect to face new competition from companies in related industries, such as consumer electronics manufacturers and business device and solution providers, including but not limited to Dell, HP, Microsoft, Nintendo, Palm, Research in Motion and Sony. Additionally, because mobile network operators are increasingly offering mobile devices under their own brand, we face increasing competition from non-branded mobile device manufacturers. If we cannot respond successfully to these competitive developments, our business and results of operations may be materially adversely affected.

Reaching our sales, profitability, volume and market share targets depends on numerous factors. These include our ability to offer products and solutions that meet the demands of the market and to manage the prices and costs of our products and solutions, our operational efficiency, the pace of development and acceptance of new technologies, our success in the business areas that we have recently entered, and general economic conditions. Depending on those factors, some of which we may influence and others of which are beyond our control, we may fail to reach our targets and we may fail to provide accurate forecasts of our sales and results of operations.

A variety of factors discussed throughout these Risk Factors could affect our ability to reach our targets and give accurate forecasts. Although, we can influence some of these factors, some of them depend on external factors that are beyond our control.  In our mobile device businesses, we seek to maintain healthy levels of sales and profitability through offering a competitive portfolio of mobile devices, growing faster than the market, working to improve our operational efficiency, controlling our costs, and targeting timely and successful product introductions and shipments. The quarterly and annual sales and operating results in our mobile device businesses also depend on a number of other factors that are not within our control. Such factors include the global growth in mobile device volumes, which is influenced by, among other factors, regional economic factors, competitive pressures, regulatory environment, the timing and success of product and service introductions by various market participants, including network operators, the commercial acceptance of new mobile devices, technologies and services, and operators' and distributors' financial situations. Our sales and operating results are also impacted by fluctuations in exchange rates and at the quarterly level by seasonality. In developing markets, the availability and cost, through affordable tariffs, of mobile phone service compared with the availability and cost of fixed line networks may also impact volume growth.

In our mobile networks business, we also seek to maintain healthy levels of sales and profitability and try to grow faster than the market. Our networks business's quarterly and annual net sales and operating results can be affected by a number of factors, some of which we can influence, such as our operational efficiency, the level of our research and development investments and the deployment progress and technical success we achieve under network contracts. Other relevant factors include operator investment behavior, which can vary significantly from quarter to quarter, competitive pressures and general economic conditions although these are not within our control.

The new business areas that we have entered may be less profitable than we currently foresee, or they may generate more variable operating results than we currently foresee. We expect to incur short-term operating losses in certain of these new business areas given our early stage investments in research and development and marketing in particular. Also our efforts in managing prices and costs in the long-term, especially balancing prices and volumes with research and development costs, may prove to be inadequate.

Although we may announce forecasts of our results of operations, uncertainties affecting any of these factors, particularly during difficult economic conditions, render our forecasts difficult to make, and may cause us not to reach the targets that we have forecasted, or to revise our estimates.

Our sales and results of operations could be adversely affected if we fail to efficiently manage our manufacturing and logistics without interruption, or fail to ensure that our products and solutions meet our and our customers' quality, safety and other requirements and are delivered in time.

Our manufacturing and logistics are complex, require advanced and costly equipment and include outsourcing to third parties. These operations are continuously modified in an effort to improve manufacturing efficiency and flexibility. We may experience difficulties in adapting our supply to the demand for our products, ramping up or down production at our facilities, adopting new manufacturing processes, finding the most timely way to develop the best technical solutions for new products, or achieving manufacturing efficiency and flexibility, whether we manufacture our products and solutions ourselves or outsource to third parties. Such difficulties may have a material adverse effect on our sales and results of operations and may result from, among other things: delays in adjusting or upgrading production at our facilities, delays in expanding production capacity, failure in our manufacturing and logistics processes, failures in the activities we have outsourced, and interruptions in the data communication systems that run our operations. Also, a failure or an interruption could occur at any stage of our product creation, manufacturing and delivery processes, resulting in our products and solutions not meeting our and our customers' quality, safety and other requirements, or being delivered late, which could have a material adverse effect on our sales, our results of operations and reputation and the value of the Company brand.

We depend on our suppliers for the timely delivery of components and for their compliance with our supplier requirements, such as, most notably, our and our customers' product quality, safety and other standards. Their failure to do so could adversely affect our ability to deliver our products and solutions successfully and on time.

Our manufacturing operations depend to a certain extent on obtaining adequate supplies of fully functional components on a timely basis. Our principal supply requirements are for electronic components, mechanical components and software, which all have a wide range of applications in our products. Electronic components include integrated circuits, microprocessors, standard components, memory devices, cameras, displays, batteries and chargers while mechanical components include covers, connectors, key mats and antennas. In addition, a particular component may be available only from a limited number of suppliers. Suppliers may from time to time extend lead times, limit supplies or increase prices due to capacity constraints or other factors, which could adversely affect our ability to deliver our products and solutions on a timely basis. Moreover, even if we attempt to select our suppliers and manage our supplier relationships with scrutiny, a component supplier may fail to meet our supplier requirements, such as, most notably, our and our customers' product quality, safety and other standards, and consequently some of our products are unacceptable to us and our customers, or we may fail in our own quality controls. Moreover, a component supplier may experience delays or disruption to its manufacturing, or financial difficulties. Any of these events could delay our successful delivery of products and solutions, which meet our and our customers' quality, safety and other requirements, or otherwise adversely affect our sales and our results of operations. Also, our reputation and brand value may be affected due to real or merely alleged failures in our products and solutions.

We are developing a number of our new products and solutions together with other companies. If any of these companies were to fail to perform, we may not be able to bring our products and solutions to market successfully or in a timely way and this could have a material adverse impact on our sales and profitability.

We continue to invite the providers of technology, components or software to work with us to develop technologies or new products and solutions. These arrangements involve the commitment by each company of various resources, including technology, research and development efforts, and personnel. Although the target of these arrangements is a mutually beneficial outcome for each party, our ability to introduce new products and solutions that meet our and our customers' quality, safety and other standards successfully and on schedule could be hampered if, for example, any of the following risks were to materialize: the arrangements with the companies that work with us do not develop as expected, the technologies provided by the companies that work with us are not sufficiently protected or infringe third parties' intellectual property rights in a way that we cannot foresee or prevent, the technologies, products or solutions supplied by the companies that work with us do not meet the required quality, safety and other standards or customer needs, our own quality controls fail, or the financial standing of the companies that work with us deteriorates.

Our operations rely on complex and highly centralized information technology systems and networks. If any system or network disruption occurs, this reliance could have a material adverse impact on our operations, sales and operating results.

Our operations rely to a significant degree on the efficient and uninterrupted operation of complex and highly centralized information technology systems and networks, which are integrated with those of third parties. Any failure or disruption of our current or future systems or networks could have a material adverse effect on our operations, sales and operating results. Furthermore, any  data leakages resulting from information technology security breaches could also adversely affect us.

All information technology systems are potentially vulnerable to damage or interruption from a variety of sources. We pursue various measures in order to manage our risks related to system and network disruptions, including the use of multiple suppliers and available information technology security. However, despite precautions taken by us, an outage in a telecommunications network utilized by any of our information technology systems, virus or other event that leads to an unanticipated interruption of our information technology systems or networks could have a material adverse effect on our operations, sales and operating results.

Our products and solutions include increasingly complex technology involving numerous new Our patented and other proprietary technologies, as well as some developed or licensed to us by certain third parties. As a consequence, evaluating the protection of the technologies we intend to use is more and more challenging, and we expect increasingly to face claims that we have infringed third parties' intellectual property rights. The use of increasingly complex technology may also result in increased licensing costs for us, restrictions on our ability to use certain technologies in our products and solution offerings, and/or costly and time-consuming litigation. Third parties may also commence actions seeking to establish the invalidity of intellectual property rights on which we depend.

Our products and solutions include increasingly complex technology involving numerous new Company patented and other proprietary technologies, as well as some developed or licensed to us by certain third parties. As the amount of such proprietary technologies needed for our products and solutions continues to increase, the number of parties claiming rights continues to increase and become more fragmented within individual products, and as the complexity of the technology and the overlap of product functionalities increases, the possibility of more infringement and related intellectual property claims against us also continues to increase. The holders of patents potentially relevant to our product and solution offerings may be unknown to us, or may otherwise make it difficult for us to acquire a license on commercially acceptable terms. There may also be technologies licensed to and relied on by us that are subject to infringement or other corresponding allegations or claims by others which could damage our ability to rely on such technologies.

In addition, although we endeavor to ensure that companies that work with us possess appropriate intellectual property rights or licenses, we cannot fully avoid risks of intellectual property rights infringement created by suppliers of components and various layers in our products and solutions or by companies with which we work in cooperative research and development activities. Similarly, we and our customers may face claims of infringement in connection with our customers' use of our products and solutions. Finally, as all technology standards, including those used and relied on by us, include some intellectual property rights, we cannot fully avoid risks of a claim for infringement of such rights due to our reliance on such standards. We believe that the number of third parties declaring their intellectual property to be relevant to these standards is increasing, which may increase the likelihood that we will be subject to such claims in the future.

Any restrictions on our ability to sell our products and solutions due to expected or alleged infringements of third party intellectual property rights and any intellectual property rights claims, regardless of merit, could result in material losses of profits, costly litigation, the payment of damages and other compensation, the diversion of the attention of our personnel, product shipment delays or the need for us to develop non-infringing technology or to enter into royalty or licensing agreements. If we were unable to develop non-infringing technology, or if royalty or licensing agreements were not available on commercially acceptable terms, we could be precluded from making and selling the affected products and solutions. As new features are added to our products and solutions, we may need to acquire further licenses, including from new and sometimes unidentified owners of intellectual property. The cumulative costs of obtaining any necessary licenses are difficult to predict and may over time have a negative effect on our operating results.

In addition, other companies may commence actions seeking to establish the invalidity of our intellectual property, for example, patent rights. In the event that one or more of our patents are challenged, a court may invalidate the patent or determine that the patent is not enforceable, which could harm our competitive position. If any of our key patents are invalidated, or if the scope of the claims in any of these patents is limited by a court decision, we could be prevented from licensing the invalidated or limited portion of our intellectual property rights. Even if such a patent challenge is not successful, it could be expensive and time consuming, divert management attention from our business and harm our reputation. Any diminution of the protection that our own intellectual property rights enjoy could cause us to lose some of the benefits of our investments in R&D, which may have a negative effect on our results of operations.

If we are unable to recruit, retain and develop appropriately skilled employees, we may not be able to implement our strategies and, consequently, our results of operations may suffer.

We must continue to recruit, retain and through constant competence training develop appropriately skilled employees with a comprehensive understanding of our businesses and technologies. As competition for skilled personnel remains keen, we seek to create a corporate culture that encourages creativity and continuous learning. We are also continuously developing our compensation and benefit policies and taking other measures to attract and motivate skilled personnel. Nevertheless, we have encountered in the past, and may encounter in the future, shortages of appropriately skilled personnel, which may hamper our ability to implement our strategies and harm our results of operations.

The global networks business relies on a limited number of customers and large multi-year contracts. Unfavorable developments under such a contract or in relation to a major customer may affect our sales, our results of operations and cash flow adversely.

Large multi-year contracts, which are typical in the networks industry, include a risk that the timing of sales and results of operations associated with these contracts will be different than expected. Moreover, they usually require the dedication of substantial amounts of working capital and other resources, which impacts our cash flow negatively. Any non-performance by us under these contracts may have significant adverse consequences for us because network operators have demanded and may continue to demand stringent contract undertakings such as penalties for contract violations.

Our sales derived from, and assets located in, emerging market countries may be adversely affected by economic, regulatory and political developments in those countries. As sales from these countries represent an increasing portion of our total sales, economic or political turmoil in these countries could adversely affect our sales and results of operations. Our investments in emerging market countries may also be subject to other risks and uncertainties.

We generate sales from and have invested in various emerging market countries. As sales from these countries represent an increasing portion of our total sales, economic or political turmoil in these countries could adversely affect our sales and results of operations. Our investments in emerging market countries may also be subject to risks and uncertainties, including unfavorable taxation treatment, exchange controls, challenges in protecting our intellectual property rights, nationalization, inflation, incidents of terrorist activity, currency fluctuations, or the absence of, or unexpected changes in, regulation as well as other unforeseeable operational risks.

Allegations of health risks from the electromagnetic fields generated by base stations and mobile devices, and the lawsuits and publicity relating to them, regardless of merit, could affect our operations negatively by leading consumers to reduce their use of mobile devices or by causing us to allocate monetary and personnel resources to these issues.

There has been public speculation about possible health risks to individuals from exposure to electromagnetic fields from base stations and from the use of mobile devices. While a substantial amount of scientific research conducted to date by various independent research bodies has indicated that these radio signals, at levels within the limits prescribed by public health authority safety standards and recommendations, present no adverse effect to human health, we cannot be certain that future studies, irrespective of their scientific basis, will not suggest a link between electromagnetic fields and adverse health effects that would adversely affect our sales and share price. Research into these issues is ongoing by government agencies, international health organizations and other scientific bodies in order to develop a better scientific and public understanding of these issues.

Although the Company products and solutions are designed to meet all relevant safety standards and recommendations globally, no more than a perceived risk of adverse health effects of mobile communications devices could adversely affect us through a reduction in sales of mobile devices or increased difficulty in obtaining sites for base stations, and could have a negative effect on our reputation and brand value as well as harm our share price.

Changes in various types of regulation in countries around the world could affect our business adversely.

Our business is subject to direct and indirect regulation in each of the countries in which we, the companies with which we work or our customers do business. As a result, changes in various types of regulations applicable to current or new technologies, products or services could affect our business adversely. For example, it is in our interest that the Federal Communications Commission maintains a regulatory environment that ensures the continued growth of the wireless sector in the United States. In addition, changes in regulation affecting the construction of base stations and other network infrastructure could adversely affect the timing and costs of new network construction or expansion and the commercial launch and ultimate commercial success of these networks.

Moreover, the implementation of new technological or legal requirements, such as the requirement in the United States that all handsets must be able to indicate their physical location, could impact our products and solutions, manufacturing or distribution processes, and could affect the timing of product and solution introductions, the cost of our production, products or solutions as well as their commercial success. Finally, export control, tariff, environmental, safety and other regulation that adversely affects the pricing or costs of our products and solutions as well as new services related to our products could affect our net sales and results of operations. The impact of these changes in regulation could affect our business adversely even though the specific regulations do not always directly apply to us or our products and solutions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information with respect to the beneficial ownership of our common stock as of the closing of the acquisition of Innocom by:

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each person or entity known to us to beneficially own five percent (5%) or more of either class of common stock;

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each director and named executive officer; and

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all of our directors and executive officers

Unless otherwise stated, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by it, him or her as set forth opposite their name.  Beneficial ownership of the common stock listed in the table has been determined in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934:

Name and Address (1) (2)

Common Stock

Ownership %

William Hui

33,162,500

   97.66%

All executive officers and directors as a group

33,162,500

   97.66%

(1 person)

(1)  The street address of the named beneficial owner is Unit 3, 25/F., Global Gateway,  98 Wang Lung Street, Tsuen Wan, Hong Kong

(2)  Based on a total of 32,932,500 shares of common stock issued and outstanding after the closing of the acquisition of Innocom, on March 30, 2006.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth certain information with respect to our current officer and director.

Name	Age	Position
William Yan Sui Hui	41	Sole Officer and Director

William Yan Sui Hui.  Mr. Hui brings approximately 20 years experience in industrial management.  In 1986, Mr. Hui established Yat Lung Industrial Limited (Yat Lung), a company that manufactures cassette and video tapes.  Mr. Hui is currently a director of Yat Lung.  In 2002, Yat Lung became a wholly owned subsidiary of Swing Media Technology Group Limited (Swing Media), an investment holding company that manufactures and trades cassette tapes, video tapes, VCD’s, CDR’s and DVDR’s through its subsidiaries.  From January 2002 until May 2003, Mr. Hui served as Chairman and Chief Executive Officer of Swing Media.  Mr. Hui resigned as CEO of Swing Media in May 2003 and retains his position as Chairman.  Swing Media is a company listed on the Singapore Stock Exchange.  In 2003, Mr. Hui established Chinarise Capital (International) Limited (Chinarise), a company that trades mobile phone handsets and components in Hong Kong.  He is currently the director of Chinarise.

Effective March 30, 2006, Richard H. Casper, Scott S. Summerhays, Pamela Lindquist and Kristy Chambers resigned as directors and/or officers of the Company.

EXECUTIVE COMPENSATION

There was no compensation paid to any executive officer of the Company during the fiscal year ended September 30, 2005. During the fiscal year ended September 30, 2004, the Company issued 25,000 shares of stock as compensation to the following officers and/or consultants:

     Scott Summerhays

V.P., Director

5,000 shares

     Kristy Chambers

V.P., Director

5,000 shares

     Richard H. Casper

Pres., Director

7,500 shares

     Jared R. Casper

V.P.

500 shares

     Benjamin R. Casper

Consultant

2,000 shares

During the year ended September 30, 2004, the Company paid to its President, Richard H. Casper, accrued compensation of $6,500, and paid to Richard H. Casper, P.C., an accrued obligation of $15,000 for legal fees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

DESCRIPTION OF THE SECURITIES

The  Company is presently authorized to issue up to 50,000,000 shares of stock, par value of $.001 per share.  As of the date of this statement, the Company had 770,000 shares of common stock issued and outstanding.

All  shares  of common stock are equal to each other with respect  to voting,  liquidation  and dividend rights.  Holders of  shares  of  common stock  are  entitled  to  one  vote  for  each  share  they  own  at   any stockholders' meeting.  Holders of shares of common stock are entitled  to receive such dividends as may be declared by the Board of Directors out of funds  legally  available therefor, and upon liquidation are  entitled  to participate  pro  rata in a distribution of assets available  for  such  a distribution  to  stockholders.   There  are  no  conversion,  preemptive, redemption,  or  other rights or privileges with respect  to  any  shares. Reference is made to the Company's Articles of Incorporation and  its  By-Laws  as well as to the applicable statutes of the State of Nevada  for  a more  complete  description of the rights and liabilities  of  holders  of common  stock.   The common stock of the Company has no cumulative  voting rights  which means that fifty per cent of the shareholders may elect  all of  the directors of the Company to be elected at a shareholders' meetings if  they  choose  to do so.  In such event, the holders of the remaining shares aggregating less than 50% will be unable to elect any directors.

PRICE RANGE OF COMMON STOCK

As of March 30, 2006, after consummation of the acquisition, there were 32,932,500 shars of our common stock outstanding, held by approximately 61 holders, including shares held in street name.  Our common stock is quoted on the OTC Bulletin Board under the symbol “DPNP.OB.”  The following table sets forth, for the periods indicated, the high and low bids for our common stock; the bids reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.  The last reported bid for our common stock on the OTC Bulletin Board on March 30, 2006 was $2.30 per share.

	CLOSING BID		CLOSING ASK
2006	High	Low	High	Low

January 3 through March 30	2.20	.75	2.50	1

	CLOSING BID		CLOSING ASK
2005	High	Low	High	Low

Nov. 2 through December 31	1.45	1.75	.40	.90
(First Available)

The above quotations, as provided by Pink Sheets, LLC, represent prices between dealers and do not include retail markup, markdown or commission.  In addition, these quotations do not represent actual transactions.

The stock market has from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. Like the stock prices of other small companies, the market price of our common stock may in the future be, subject to significant volatility.

Dividend Policy

We currently intend to retain future earnings to fund the development and growth of our business and, therefore, do not anticipate paying cash dividends within the foreseeable future. Any future payment of dividends will be determined by our Board of Directors and will depend on our consolidated financial condition and results of operations and other factors deemed relevant by our Board of Directors.

LEGAL PROCEEDINGS

     Neither we nor any of our property are currently a party to any pending legal proceedings.

RECENT SALES OF UNREGISTERED SECURITIES

In connection with the closing of our acquisition of Innocom, on March 30, 2006, we issued 32,162,500 shares of our voting common stock, par value $0.001 per share, (“Common Stock”), to the former holders of common stock of Innocom.  No underwriters were involved in the acquisition described herein.  The securities were issued to Innocom’s stockholders in reliance upon the exemption from the registration requirements of the Securities Act, as set forth in Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder relating to sales by an issuer not involving any public offering, to the extent an exemption from such registration was required.  The purchasers represented to us in connection with their purchase that they were accredited investor and were acquiring the shares for investment and not distribution, that they could bear the risk of the investment and could hold the securities for an indefinite period of time.

All the purchasers received written disclosures that the securities had not been registered under the Securities Act and that any resale must be made pursuant to a registration or an available exemption from such registration.  The sales of these securities were made without general solicitation or advertising.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Chapter 78 of the Nevada General Corporation Law ("NGCL") provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he is not liable pursuant to NGCL Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. NGCL Chapter 78 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he is not liable pursuant to NGCL Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court or other court of competent jurisdiction in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court or other court of competent jurisdiction shall deem proper.

Our Articles of Incorporation and By-laws provide that we may indemnify its officers, directors, agents and any other persons to the fullest extent permitted by the NGCL.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

The information set forth above under "Item 2.01 Completion of Acquisition or Disposition of Assets" is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The information set forth above under "Item 2.01 Completion of Acquisition or Disposition of Assets" is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

Title

1.

December 31, 3004 Financial Statements Beijing Unismobile

Communication Technology Co., Ltd.

2.

December 31, 3005 Financial Statements Beijing Unismobile

Communication Technology Co., Ltd.

3.

December 31, 2004 Financial Statements Chinarise Capital (International)

Limited

4.

December 31, 2005 Financial Statements Chinarise Capital (International)

Limited

5.

December 31, 2005 Consolidated Financial Statements Innocom Technology

Holdings Limited

6.

Innocom / Dolphin Pro Forma Financial Statements

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOLPHIN PRODUCTIONS, INC.

DATE:  April 3, 2006

By: /s/ William Hui

William Hui

Chief Executive Officer